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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2003

                          UNIVERSAL DISPLAY CORPORATION
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             (Exact name of registrant as specified in its charter)



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              Pennsylvania                                        1-12031                              23-2372688
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
(State or other jurisdiction of incorporation)           (Commission File Number)         (I.R.S. Employer Identification No.)



         375 Phillips Boulevard
           Ewing, New Jersey                                         08618
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(Address of principal executive offices)                           (Zip Code)

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Registrant's telephone number, including area code:  (609) 671-0980



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          (Former name or former address, if changed since last report)



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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits.

Exhibit Number           Exhibit Title
--------------           -------------
    99.1                 Press release issued by Universal Display Corporation
                         on August 13, 2003, furnished in  accordance with
                         Item 12 of this Current Report on Form 8-K.


ITEM 9. Regulation FD Disclosure.

On August 13, 2003, Universal Display Corporation issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of that press release is being furnished as Exhibit 99.1 to this report as required by Item 12 of Form 8-K.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL DISPLAY CORPORATION



Date: August 13, 2003                        By: Sidney D. Rosenblatt
                                                 ----------------------------
                                                 Sidney D. Rosenblatt
                                                 Executive Vice President,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary


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                                  EXHIBIT INDEX


Exhibit Number           Exhibit Title
--------------           -------------
    99.1                 Press release issued by Universal Display Corporation
                         on August 13, 2003, furnished in accordance with
                         Item 12 of this Current Report on Form 8-K.


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